SUBSCRIPTION AGREEMENT
                               ----------------------

                                TIPPERARY CORPORATION
                               ---------------------


     This Subscription Agreement (this "Agreement") is made this 22nd day of December 1998, by and between Tipperary Corporation, a Texas corporation (the "Company"), whose principal place of business is 633 Seventeenth Street, Suite 1550, Denver, Colorado 80202, and Slough Estates USA Inc., a Delaware corporation (the "Purchaser"), whose office is located at 33 West Monroe Street, Suite 2000, Chicago, Illinois 60603.

     In consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:

                                  I. STOCK PURCHASE

     1.1 STOCK PURCHASE. Subject to the terms and conditions hereof and in reliance upon the representations and warranties contained herein, the Company hereby issues and sells to the Purchaser, and the Purchaser hereby purchases from the Company, 2,000,000 shares (the "Shares") of common stock of the Company, $.02 par value ("Common Stock"), for a purchase price of $2.00 per Share, for an aggregate purchase price for the Shares of $4,000,000.

     1.2 PAYMENT FOR AND DELIVERY OF THE SHARES. Concurrently herewith, (a) the Purchaser hereby makes payment of the $4,000,000 total purchase price for the Shares (the "Purchase Price") to the Company by wire transfer of immediately available funds to such account or accounts as the Company has designated to the Purchaser, and (b) on the date hereof, the Company shall deposit with Federal Express for overnight delivery to the custodians of the Purchaser, or shall otherwise deliver as the Purchaser may direct, a certificate for the Shares to be purchased by the Purchaser, duly registered in the name of the Purchaser.

     1.3  RESTRICTIONS ON SHARES; SALES UNDER RULE 144.

     The Purchaser understands that:

     (a) The offer and sale of the Shares has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), any state securities laws or the laws of any foreign jurisdiction, but rather are being made privately by the Company pursuant to the exemption from registration provided by
Section 4(2) of the Securities Act and applicable state law exemptions.

     (b) All stock certificates evidencing the Shares shall bear a restrictive legend in substantially the language set forth below.

     The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and are "restricted securities" as that term is defined in Rule 144 under the Act. These shares may not be offered for sale, sold, or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.


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     (c)  To facilitate sales by a holder of the Shares in transactions qualifying under Rule 144 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act, if available, the Company agrees to satisfy the current public information requirements of said Rule 144, for as long as the Shares remain registered under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively the "Exchange Act"), and to provide said holder upon request with such other information as such holder may require for compliance with the provisions of said Rule 144.

                 II.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     2.1 STATUS OF THE PURCHASER. The Purchaser hereby represents, warrants and agrees that it is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D promulgated by the Commission under the Securities Act.

     2.2 INFORMATION PROVIDED RESPECTING THE COMPANY. The Purchaser has been supplied with information and materials concerning the Company and its operations, structuring and financing, including but not limited to copies of its Annual Report on Form 10-K for the fiscal year ended September 30, 1997, its Forms 10-Q for the quarters ended December 31, 1997, March 31, 1998 and June 30, 1998, and its definitive proxy statement for the 1998 Annual Meeting of Shareholders. The Company has provided the Purchaser with the opportunity to discuss with and ask questions of the Company's representatives concerning the Company's business plan. All information requested by the Purchaser from the Company or its representatives concerning the business and financial condition of the Company and the terms and conditions of this Agreement has been furnished to the Purchaser's satisfaction. The Purchaser has had the opportunity to ask questions of and receive answers from management of the Company concerning the terms and conditions of this Agreement, and to obtain from the Company any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information provided to the Purchaser.

     2.3  SHARES ACQUIRED BY THE PURCHASER.

     The Purchaser represents, warrants and certifies to the Company as of the date first above written that:

     (a) The Purchaser is acquiring the Shares for the Purchaser's own account and not for or on behalf of any other person;

     (b) The Purchaser represents that the Shares have not been acquired with a view towards distribution or for redistribution or with the current intent to divide the Purchaser's participation with others;

     (c) The Purchaser will only resell the Shares pursuant to registration under the Securities Act and the laws of any applicable states or pursuant to an available exemption from registration. Prior to any proposed sale, assignment, transfer or pledge of the Shares (other than transfers not involving a change in beneficial ownership), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Purchaser shall give written notice to the Company of its intention to effect such transfer, sale, assignment or pledge. The availability of an exemption from registration under the Securities Act with respect to such transfer, sale, assignment or pledge shall be


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established to the reasonable satisfaction of the Company, including, as the
Company may request, the provision to the Company of an opinion of counsel that such an exemption is available.

     2.4 INVESTMENT HEREIN IS CONSISTENT WITH THE PURCHASER'S INVESTMENT PROGRAM. The Purchaser further represents that the Purchaser is familiar with the type of investment which the Shares constitute. The Purchaser believes that the Shares subscribed for herein are Shares of the kind the Purchaser wishes to acquire and that the nature of the Shares subscribed for and the amount of the Purchaser's subscription is consistent with the overall investment program and financial position of the Purchaser. The Purchaser understands that Shares purchased hereby have a high degree of risk, and the Purchaser may lose its entire investment in the Shares.

     2.5 KNOWLEDGE AND EXPERIENCE. The Purchaser has such knowledge and experience in financial and business matters in general to evaluate the merits and risks of the prospective investment and to make an informed investment decision.

                 III.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     As a material inducement to the Purchaser to enter into this Agreement and purchase the Shares hereunder, the Company hereby represents and warrants that:

     3.1 ORGANIZATION, CORPORATE POWER, LICENSES. The Company is a corporation duly organized, validly existing and in good standing under the laws of Texas and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify, except to the extent that the failure to so qualify would not have a material adverse effect on the business or financial condition of the Company. The Company possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement. The copies of the Company's Articles of Incorporation and Bylaws which have been furnished to Purchaser's counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

     3.2  CAPITAL STOCK AND RELATED MATTERS.

     (a) As of the date hereof, the authorized capital stock of the Company consists of 20,000,000 shares of $.02 par value Common Stock, of which 15,133,955 shares shall be issued and outstanding after the issuance of the Shares hereunder, 10,000,000 shares of $1.00 par value Cumulative Preferred Stock, none of which are issued, and 10,000,000 shares of $1.00 par value Non-Cumulative Preferred Stock, none of which are issued. There are 926,800 shares of Common Stock reserved for issuance upon exercise of the stock options granted by the Company and outstanding warrants of the Company. As of the date hereof, the Company has no outstanding stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor any outstanding rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans, except as set forth above. As of the date hereof, the Company shall not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock. As of the

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date hereof, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

     (b) There are no statutory or contractual shareholders' preemptive rights or rights of refusal with respect to the issuance of the Shares hereunder. The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Shares hereunder do not require registration under the Securities Act or any applicable state securities laws. Except as set forth on the Capitalization Schedule, there are no agreements among the Company's shareholders with respect to the voting or transfer of the Company's capital stock.

     3.3 AUTHORIZATION; NO BREACH. The execution, delivery and performance of this Agreement and the issuance of the Shares have been duly authorized by the Company. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to the effects of (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity. The execution and delivery by the Company of this Agreement, the offering sale and issuance of the Shares and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, (except as to such action as has been taken or such notice, declaration or filing which the Company has made), any court or administrative or governmental body or agency pursuant to, the Articles of Incorporation or Bylaws of the Company, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is subject.

     3.4 BROKERAGE. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement entered into by the Company. The Company shall pay, and hold Purchaser harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

     3.5 GOVERNMENTAL CONSENT, ETC. All permits, consents, approvals or authorizations of, or declarations to or filings with, any governmental authority required in connection with the execution, delivery and performance by the Company of this Agreement, or the consummation by the Company of any other transactions contemplated hereby or thereby, have been made, except as expressly contemplated herein or in the exhibits hereto.

     3.6 DISCLOSURE. Neither this Agreement nor any of the exhibits, schedules, attachments, written statements, documents, certificates or other items prepared or supplied to Purchaser by or on behalf of the Company with respect to the transactions contemplated hereby contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein and therein not misleading. There is no fact which the Company has not disclosed to Purchaser in writing and of which any of its officers, directors or executive employees is aware and which has had or would reasonably be expected to have a material adverse effect upon the financial condition,

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operating results, assets, customer or supplier relations, employee relations or business prospects of the Company.

                    IV.  REGISTRATION RIGHTS UNDER SECURITIES ACT

     4.1 If the Company at any time proposes to register any issuance of its securities under the Securities Act (other than a registration on Form S-8 in connection with an employee stock purchase or option plan or on Form S-4 in connection with mergers, acquisitions or exchange offerings), the Company will at such time give prompt written notice to the Purchaser of its intention to do so. Upon the written request of the Purchaser, given within 30 days after receipt of any such notice (which request shall state the intended method of disposition of the Shares to be transferred by the Purchaser), the Company shall use its best efforts to cause all of the Shares held by the Purchaser to be registered under the Securities Act, all to the extent requisite to permit the sale or other disposition (in accordance with the intended method thereof as aforesaid) by the Purchaser of such Shares. The rights granted pursuant to this
Section 4.1 shall not be effective with respect to the Purchaser in the case of an underwritten public offering of securities of the Company by the Company unless the Purchaser agrees to the terms and conditions, including underwriting discounts and allowances, specified by the managing underwriter of such offering with respect to such Shares. The Company shall have the right to reduce the number of Shares of the Purchaser to be included in a registration statement pursuant to the exercise of the rights granted by this Section 4.1 if, and to the extent that, the managing underwriter of such offering is of the good faith opinion, supported by written reasons therefor that the inclusion of such Shares would materially adversely affect the marketing of the securities of the Company to be offered.

     4.2  If and whenever the Company is required by the provisions of this
Article IV to use its best efforts to effect the registration of any transfer of Shares under the Securities Act, the Company will, as expeditiously as possible,

     (a) prepare and file with the Commission a registration statement with respect to such transfer and use its best efforts to cause such registration statement to become and remain effective, but not for any period longer than nine months;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective, and to comply with the provisions of the Securities Act with respect to the transfer of all securities covered by such registration statement, including, without limitation, taking all necessary actions whenever the Purchaser, with respect to such Shares covered by such registration statement, shall desire to dispose of the same;

     (c) furnish to the Purchaser such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as the Purchaser may reasonably request in order to facilitate the disposition of the Shares owned by the Purchaser and covered by such registration statement;

     (d) use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Purchaser shall request, and use its best efforts to do any and all other acts and things which may be reasonably necessary to enable the Purchaser to consummate the disposition in such jurisdiction of the Shares

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owned by the Purchaser and covered by such registration statement; provided that, notwithstanding the foregoing, the Company shall not be required to register in any jurisdiction as a broker or dealer of securities or to grant its consent to service of process in any such jurisdiction solely on account of such intended disposition by the Purchaser;

     (e) furnish to the Purchaser a signed copy of an opinion of counsel for the Company, in form and substance acceptable to the Purchaser, to the effect that: (A) a registration statement covering such dispositions of Shares has been filed with the Commission under the Securities Act and has been made effective by order of the Commission, (B) such registration statement and the prospectus contained therein and any amendments or supplements thereto comply as to form in all material respects with the requirements of the Securities Act, and nothing has come to such counsel's attention which would cause him to believe that the registration statement or such prospectus, amendment or supplement, at the time such registration statement or amendment became effective or such supplement was filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (in the case of such prospectus, amendment or supplement, in the light of the circumstances under which they were made) not misleading (provided that such counsel need not render any opinion with respect to the financial statements and other financial, engineering and statistical data included therein), and (C) to the best of such counsel's knowledge, no stop order has been issued by the Commission suspending the effectiveness of such registration statement and no proceedings for the issuance of such a stop order are threatened or contemplated;

     (f) furnish to the Purchaser a blue sky survey in the form and of the substance customarily prepared by counsel for the Company and accepted by sellers of securities in similar offerings, discussing and describing the application provisions of the securities or blue sky laws of each state or jurisdiction in which the Company shall be required, pursuant to Section 4.2(d), to register or quality such intended dispositions of such Shares, or, in the event counsel for the underwriters in such offering shall be preparing a blue sky survey, cause such counsel to furnish such survey to, and to allow reliance thereon by, the Purchaser;

     (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, insofar as they relate to such registration and such registration statement; and

     (g) use its best efforts to list such Shares on any securities exchange on which any securities of the Company are then listed or to admit such Shares for trading in any national market system in which any securities of the Company are then admitted for trading, if the listing or admission of such securities is then permitted under the rules of such exchange or system.

     4.3 With respect to the registration by the Company of transfers of Shares under the Securities Act pursuant to Section 4.1, the Company shall pay all expenses incurred by it in complying with this Article IV (including, without limitation, all registration and filing fees, printing expenses, blue sky fees and expenses, costs and expenses of audits, and reasonable fees and disbursements of counsel for the Company and special counsel designated by the Purchaser, but specifically excluding any underwriting discounts and allowances that are allocable to the Shares being sold by, and which shall be paid by, the Purchaser; provided, however, that if any registration statement filed with the Commission by the Company under Section 4.1 shall not be declared effective by the Commission, such attempted registration shall not constitute a registration under this Section 4.3.

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     4.4  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Article IV that the Purchaser shall furnish to the Company such written information regarding the securities held by the Purchaser as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

     4.5 (a) in the event of any registration of any transfer of Shares under the Securities Act pursuant to this Article IV, the Company will indemnify and hold harmless the Purchaser, each of its officers, directors and partners, and each other person, if any, who controls the Purchaser within the meaning of the Securities Act, and each underwriter, if any, who participates in the offering of such securities, against any losses, claims, damages or liabilities (or actions in respect thereof, joint or several, to which the Purchaser and each officer, director or partner, controlling person or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such transfer of securities was registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, and will reimburse the Purchaser and each of its officers, directors and partners, and each such controlling person or underwriter, for any legal or any other expenses reasonably incurred by the Purchaser or its officers, directors and partners or controlling persons or by each such underwriter, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus or prospectus or such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Purchaser specifically for use in the preparation thereof. In the event of any registration by the Company or any transfer of securities under the Securities Act pursuant to this Article IV, the Purchaser will indemnify and hold harmless the Company, each other person, if any, who controls the Company within the meaning of the Securities Act and each officer and director of the Company to the same extent that the Company agrees to indemnity it, but only with respect to the written information relating to the Purchaser furnished to the Company by the Purchaser.

     (b) Each indemnified party shall, as promptly as practicable upon receipt of notice of the commencement of any action against such indemnified party or its officers, directors or partners, or any controlling person of such indemnified party, in respect of which indemnity may be sought from an indemnifying party on account of the indemnity agreement contained in Section 4.5(a), notify the indemnifying party in writing of the commencement thereof. The omission of such indemnified party to so notify the indemnifying party of any such action shall not relieve the indemnifying party from any liability which it may have on account of the indemnity agreement contained in Section 4.5(a) to the extent that the failure to receive such notice within a reasonable period of time shall not have caused harm, loss or damage to the indemnifying party, provided that, conversely, if such failure to receive notice shall have caused any harm, loss or damage to the indemnifying party, such failure shall constitute a defense to any liability which such indemnifying party may have on account of such agreement to the extent of the harm, loss or damage so caused. In case any such action shall be brought against any indemnified party, its officers, directors and partners, or any such controlling person, and such indemnified party shall notify the indemnifying party of the commencement thereof,

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the indemnifying party shall be entitled to participate in (and, to the extent that the indemnifying party shall wish, to direct) the defense thereof at the indemnifying party's own expense, in which event the defense shall be conducted by recognized counsel chosen by the indemnifying party and approved by the indemnified party (whose approval shall not unreasonably be withheld) and the indemnified party may participate in such defense at its own expense (unless it is advised by counsel that actual or potential differing interests or defenses exist or may exist, in which case such expenses shall be paid by the indemnifying party, provided that the indemnifying party shall not be required to pay the expenses for more than one counsel for all such indemnified parties).

                                  V.  MISCELLANEOUS

     5.1 GOVERNING LAW. The provisions hereof will be construed in accordance with the laws of the State of Texas. The Company and the Purchaser hereby submit to the jurisdiction of the state and federal courts located in Denver, Colorado or Chicago, Illinois.

     5.2 INDEMNIFICATION. The Purchaser agrees to indemnify and hold harmless the Company and its officers, directors and persons who control the Company, from and against all damages, losses, costs and expenses (including reasonable attorneys' fees) which they may incur by reason of the failure of the Purchaser to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of the representations and warranties made by the Purchaser in this Agreement or in any document provided by it to the Company. The Company agrees to indemnify and hold harmless the Purchaser and its officers, directors and persons who control the Purchaser, from and against all damages, losses, costs and expenses (including reasonable attorneys' fees) which they may incur by reason of the failure of the Company to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of the representations and warranties made by the Company in this Agreement or in any document provided by it to the Purchaser.

     5.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire understanding of the parties hereto and supersedes all prior agreements or understandings with respect to the subject matter hereof. This Agreement may not be amended or modified except by an instrument in writing signed by the party against whom enforcement is sought.

     5.4 ASSIGNMENT AND SUCCESSION; BENEFIT. This Agreement may not be assigned by any party without the prior written consent of the other parties, but shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     5.5 SEVERABILITY. The invalidity or unenforceability of any particular provisions of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

     5.6 HEADINGS. The section headings contained herein are for convenience only and are not intended to define or limit the contents of such sections.

     5.7 NEUTRAL INTERPRETATION. This Agreement constitutes the product of the negotiation of the parties hereto, and the enforcement hereof shall be interpreted in a neutral manner, and not more strongly for or against any party based upon the source of the draftsmanship hereof.

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     5.8  COUNTERPARTS.  This Agreement may be executed in counterparts, which shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.



TIPPERARY CORPORATION                        SLOUGH ESTATES USA INC.



By:  /s/ David L. Bradshaw                   By:  Randall W. Rohner
     --------------------------------             -----------------------------
     David L. Bradshaw, President and             Randall W. Rohner, Vice
     Chief Executive Officer                      President and Chief Financial
                                                  Officer

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